Income Tax Matters	3 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Matters
Income Tax Matters
Tax Provision. The provision for incomes taxes, for each period presented, consisted of the following:

	Quarter Ended
	March 31,
	2012	2011
Domestic	$15.6	$5.7
Foreign	0.7	0.5
Total	$16.3	$6.2

The income tax provision for the quarters ended March 31, 2012 and March 31, 2011 was $16.3 and $6.2 reflecting an effective tax rate of 38.1% and 36.3%, respectively. The difference between the effective tax rate and the projected blended statutory tax rate for the quarter ended March 31, 2012 was primarily the result of an increase in unrecognized tax benefits, including interest and penalties, of $0.1, resulting in a 0.3% increase in the effective tax rate. The difference between the effective tax rate and the projected blended statutory tax rate for the quarter ended March 31, 2011 was primarily the result of a decrease in valuation allowance due to change in tax law in the State of Illinois of $0.8, resulting in 4.8% decrease in the effective tax rate, partially offset by (i) an increase in unrecognized tax benefits, including interest and penalties, of $0.3 resulting in a 1.7% increase in the effective tax rate and (ii) the impact of a non-deductible compensation expense of $0.2, resulting in a 1.4% increase in effective tax rate.
     Deferred Income Taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.
Tax Attributes. At December 31, 2011, the Company had $875.1 of net operating loss (“NOL”) carryforwards available to reduce future cash payments for income taxes in the U.S. $1.7 represents excess tax benefits related to the vesting of employee restricted stock which will result in an increase in equity if and when such excess tax benefits are ultimately realized. The NOL carryforwards expire periodically through 2030. The Company also had $29.8 of alternative minimum tax (“AMT”) credit carryforwards with an indefinite life, available to offset regular federal income tax.
To preserve the NOL carryforwards available to the Company, the Company’s certificate of incorporation includes certain restrictions on the transfer of the Company’s common stock.
In assessing the realizability of deferred tax assets, management considers whether it is “more likely than not” that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers taxable income in carryback years, the scheduled reversal of deferred tax liabilities, tax planning strategies and projected future taxable income in making this assessment. Due to uncertainties surrounding the realization of some of the Company’s deferred tax assets, primarily including state NOLs sustained during the prior years and expiring tax benefits, the Company had a valuation allowance against its deferred tax assets of $18.8 at both March 31, 2012 and December 31, 2011, respectively. When recognized, the tax benefits relating to any reversal of this valuation allowance will be recorded as a reduction of income tax expense. Net deferred tax asset decreased during the first quarter of 2012 as a result of release of restriction on shares owned by the Union VEBA (see Note 7).
     Other. The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. The Canada Revenue Agency audited the Company's tax returns for fiscal years 1998 through 2004 and issued assessment notices for $9.2, of which, payment has been made to the Canada Revenue Agency prior to 2012. The Company’s tax returns for certain past years are still subject to examination by taxing authorities, and the use of NOL carryforwards in future periods could trigger a review of attributes and other tax matters in years that are not otherwise subject to examination.
The Company has gross unrecognized benefits relating to uncertain tax positions. If and when such gross unrecognized tax benefits are ultimately recognized, it will be reflected in the Company’s income tax provision and affect the effective tax rate in future periods. Gross unrecognized tax benefits were $14.0 and $13.7 at March 31, 2012 and December 31, 2011, respectively. The change in gross unrecognized tax benefits during the quarter ended March 31, 2012 was primarily due to foreign currency fluctuations, as well as a release of an unrecognized tax benefit from a state income tax audit assessment and changes in tax positions.
In addition, the Company recognizes interest and penalties related to unrecognized tax benefits in the income tax provision. The Company had $6.9 and $6.6 accrued at March 31, 2012 and December 31, 2011, respectively, for interest and penalties. Of these amounts, none were recorded as current liabilities.
In connection with the gross unrecognized tax benefits (including interest and penalties) denominated in foreign currency, the Company incurred a foreign currency translation adjustment. During the quarter ended March 31, 2012, the foreign currency impact on such liabilities resulted in a $0.3 currency translation adjustment which was recorded within Other comprehensive income.
The Company does not expect its gross unrecognized tax benefits to be reduced within the next 12 months.